CONTINENTAL ADVISORS SA
                                 50, VAL FLEURI
                                L-1526 LUXEMBOURG

                            MASTER SELLING AGREEMENT

15 September 2005

CONFIDENTIAL

AccuPoll Holding Corp.
15101 Red Hill Avenue - Suite 220
Tustin, California 92780

ATTENTION: WILLIAM NIXON, CHIEF EXECUTIVE OFFICER

Gentlemen:

THIS LETTER OF AGREEMENT (THE "AGREEMENT") SHALL CONFIRM THE ENGAGEMENT OF CONTINENTAL ADVISORS SA, ("CONTINENTAL ADVISORS") BY ACCUPOLL HOLDING CORP. OR AFFILIATES (THE "COMPANY"), AS THE COMPANY'S MASTER PLACEMENT AGENT TO ARRANGE AND NEGOTIATE A PRIVATE PLACEMENT (THE "PRIVATE PLACEMENT") OF CERTAIN DEBT OR EQUITY SECURITIES OF THE COMPANY (TOGETHER, THE "SECURITIES") THROUGH OTHER DESIGNATED PLACEMENT AGENTS. THE PRIVATE PLACEMENT SHALL BE MADE PURSUANT TO ONE OR MORE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION (THE "BLUE SKY LAWS"). THE PRIVATE PLACEMENT WILL HAVE AGGREGATE GROSS PROCEEDS OF APPROXIMATELY US$20,000,000. THE PRIVATE PLACEMENT WILL BE SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS.

      1. Retention. Subject to the terms and conditions of this Agreement, the Company hereby appoints Continental Advisors to act on a "best efforts" basis as its master placement agent during the Authorization Period (hereinafter defined) to privately place the Securities in the Private Placement, in amounts and on terms and conditions satisfactory to the Company. Continental Advisors hereby accepts such agency and agrees, subject to the terms and conditions of this Agreement, to use its best efforts during the Authorization Period (as defined in section 2 below) to arrange the sale of the Securities through the Private Placement. Continental Advisors intends to sell the Securities to Non-US Persons pursuant to Regulation S or Regulation D, to be determined, and to negotiate and arrange the sale of the Securities through other placement agents in both the US and Europe.

            It is initially intended that the terms of the Private Placement will either be a sale of Convertible Preferred Shares (the "Preferred Shares", term sheet attached as Exhibit A, or as amended) or Convertible Promissory Notes (the "Notes"), due in six months from the date of issuance, and convertible into common stock of the Company at the rate of US$_______ per share, or a sale of common stock of the Company at US$_______ per share, to be determined. The Company shall have the right to extend the maturity of the Notes one time for an additional six months, in its sole and absolute discretion by providing written notice to the holders of the Notes at any time prior to Maturity.

The Company will agree to file a registration statement with the US Securities and Exchange Commission, upon which the common stock issuable from the conversion of the Preferred Shares in accordance with the terms and conditions as defined in the term sheet, or if Notes within 90 days following the closing of the Private Placement shall the common stock issuable be registered. The Company shall use its best efforts to have such registration statement declared effective by the Securities and Exchange Commission as soon as possible after filing.

The Company understands and agrees that in soliciting offers to purchase Securities from the Company pursuant to this Agreement and in assuming its other obligations hereunder, Continental Advisors is acting solely as agent for the Company and not as principal, and that Continental Advisor's responsibility in respect of its engagement hereunder is limited to a "best efforts" basis in placing the Securities, with no understanding, expressed or implied, on Continental Advisor's part of a commitment to underwrite or purchase the Securities or any other securities of the Company.

If the Company should unreasonably fail to deliver or make available securities to a purchaser whose offer the Company has accepted by execution of a subscription agreement in respect thereof which purchaser is not in breach of such subscription agreement and all of whose funds to purchase such Securities have been delivered, conditioned only upon the delivery or Securities, to the Company or an escrow agent, satisfactory to the Company and for the benefit of the Company, the Company (i) shall hold Continental Advisors harmless against loss, claim or damage arising from or as a result of such failure by the Company and (ii) shall pay to Continental Advisors any fee to which Continental Advisors would be entitled hereunder in connection with the sale of such Securities as if such sale had been consummated.

During the Authorization Period, the Company shall be prohibited from directly or indirectly offering any of the Securities (or securities substantially similar to the Securities from, or otherwise contacting, approaching or negotiating with respect thereto with, any person introduced to the Company by Continental Advisors. The Company shall promptly refer to Continental Advisors all offers, inquiries and proposals relating to any placement of the Securities made to the Company at any time during the Authorization Period.

It is understood that Continental Advisors is being engaged hereunder solely to provide the services described in this Agreement to the Company and that Continental Advisors is not acting as an agent or fiduciary of, and shall have no duties or liabilities to, the equity holders of the Company or any third party in connection with its engagement hereunder.

      2. Authorization Period. Continental Advisor's engagement hereunder shall become effective on the date hereof and, unless extended writing by the company and the Continental Advisors, shall expire on the earlier of (i) the final closing date of the Private Placement, and (ii) 15 September 2006 (the "Termination Date"; the period from the date thereof through the Termination Date being hereinafter referred to as the "Authorization Period").

      3. Offering Documents. The Company, with the assistance of Continental Advisors, shall prepare a Confidential Offering memorandum, and such amendments or supplements to each as Continental Advisors and the Company may reasonably deem to be necessary, to effectuate the sale of the Securities (the Offering Memorandum, and any such amendments or supplements, are collectively referred to herein as the "Offering Materials") . The Company authorizes Continental Advisors to transmit the Offering Materials to potential purchasers of the Securities, and shall furnish to Continental Advisors copies of the Offering Materials in such quantities as Continental Advisors may from time to time reasonably request. The Company shall prepare forms of purchase agreements or subscription agreements containing terms and conditions customary for private placement transactions to be entered into by the Company and each purchaser of Securities, which forms shall be provided to offerees only upon the review and reasonable approval of both the Company and Continental Advisors. The Company shall provide a copy of any and all subscription or purchase agreements entered into between the Company and any person or investor introduced to the Company by Continental Advisors.

      4. Compensation. As compensation for Continental Advisor's services hereunder, the Company shall pay Continental Advisors the finder's fees set forth herein: (a) 13% of the Aggregate Consideration (as defined below) received by the Company in connection with the Private Placement, payable in cash promptly on the closing date on which such Aggregate Consideration is paid, (b) a warrant to purchase a number of shares of common stock of the Company equal to thirteen percent (13%) of the total number of shares of common stock issuable upon conversion or exercise of the Securities at an exercise price equal to the conversion price of the Securities, if they are convertible securities, or the offer price of the Securities, if they are shares of common stock, (c) an additional 4% of the Aggregate Consideration for up to the first one million dollars ($1,000,000) received by the Company in connection with the Private Placement commencing September 15, 2005, payable half in cash (2%), and at the Company's full discretion, half (2%) in either cash or warrants as described in (a) above, and (d) a warrant to purchase six million (6,000,000) shares of common stock of the Company through cashless exercise.

            The Aggregate Consideration, for purposes of calculating Continental Advisor's fee above, include all amounts received by the Company for Securities sold by the Company in the Private Placement, as applicable, to purchasers including any amounts paid into escrow, any amounts payable in the future and any amounts payable upon conversion, exchange or exercise of any Securities sold in the Private Placement, as applicable, as received by the Company without conditions or limitations inclusive of all amounts received by the Company for Securities sold directly or indirectly by placement agents in both the US and Europe.

      5. Disbursements. Regardless of whether the sale of any Securities is consummated, the Company will pay or cause to be paid the following expenses in connection herewith: (i) the fees and disbursements of the Company's counsel and other representatives and advisers; (ii) the expenses in connection with the preparation and printing of the Offering Materials and amendments and supplements thereto and the mailing and delivering of copies thereof; (iii) the cost of printing the purchase agreements or subscription agreements, if any, and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) the cost of distribution of the materials outlined in this paragraph; (v) the expenses in connection with the qualification of the securities for offering and sale under state securities laws, if any, including any and all filing fees;
            (vi) the costs of preparing certificates representing the Securities; (vii) the costs and charges of any transfer agent or registrar; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder and under the purchase agreements or subscription agreements (including, without limitation, any taxes payable in connection with the issuance, sale and delivery of the Securities).

      6. Expenses. In addition to the compensation payable to Continental Advisors hereunder and regardless of whether the sale of any of the Securities is consummated, the Company shall reimburse Continental Advisors, upon requests made from time to time, for all of its reasonable out-of-pocket expenses incurred in connection with its engagement hereunder, including the fees, disbursements and other charges of Continental Advisor's legal counsel (which reimbursements shall be limited to actual out-of-pocket fees, disbursements and other charges not to exceed $5,000 in the aggregate) and any travel that may be necessary. All such expenses owed to Continental Advisors at the time of the first closing and at subsequent closing of the Private Placement will paid from the gross proceeds at the closing(s).

      7. Tail Period. In addition, if the Private Placement is not completed, the Company shall pay to Continental Advisors a fee, which shall be equal to the fee which would have been payable to Continental Advisors if the securities discussed below had been sold by the Company during the Authorization Period, based upon the Aggregate Consideration received by the Company with respect to any Securities (or securities of the Company substantially similar to the securities) sold to any party at any time prior to the expiration of 180 days after the Termination Date if such party is one identified to the Company by Continental Advisors during the Authorization Period, and set forth in writing as delivered to the Company on or prior to 30 days following the Termination Date.

      8. Representations, Warranties and Covenants of the Company. The Company represents and warrants to, and covenants with, Continental Advisors as follows:

            a. During the Authorization Period, the Company shall not use, disseminate, publish, distribute or refer to any materials in connection with any offering of Securities, including without limitation, any Offering Materials, without Continental Advisor's prior consent except for internal use among the Company's personnel and representatives, which consent shall not be unreasonably withheld or delayed.

            b. The Company has not taken, and will not take, any action, directly or indirectly, so as to cause any of the transactions contemplated by this Agreement to fail to be entitled to exemption from registration under all applicable securities laws in jurisdiction in which Continental Advisors and the Company agree to seek such an exemption. The Company shall ensure that neither itself, nor any of its affiliates, nor any person acting on behalf of the Company or any such affiliates, has engaged or will engage in any general advertising or general solicitation (as those terms are used in Regulation D under the Securities Act) with respect to the Securities.

            c. The Company shall, from time to time, take such action as Continental Advisors may reasonably request to quality the Securities for offering and sale as a private placement under the securities laws of such states or other jurisdiction as Continental Advisors may reasonably request, except for those states in which the Company will be required to qualify or be subject to be qualified as a foreign corporation or subject to service of process, and to comply with such laws so as to permit such offers and sales.

            d. The Company shall make available to Continental Advisors and/or shall agree to have professionally prepared at the Company's expense, all financial statements, projections, appraisals, surveys and other information which in Continental Advisor' s reasonable judgment shall be necessary or appropriate for the proper marketing of the Securities. The Company shall, upon reasonable request, cause its directors, officers, personnel, counsel, accountants, and other representatives to meet with Continental Advisors or its representatives to discuss all information relevant for disclosure in any of the Offering Materials. The Company shall cooperate in any reasonable investigation requested by Continental Advisors or its representatives (including the production of information at the Company's offices or copes of such information at the offices of Continental Advisors) for the purpose of confirming the accuracy and completeness of the statements contained in the Offering Materials.

            e. The Offering Materials as of the date thereof and as of the closing date of each sale of securities, will be true, complete and correct in all material respects and do not, and will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company shall advise Continental Advisors immediately of the occurrence of any event or other change which results in the Offering Materials containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, and shall furnish to Continental Advisors copies of amended or supplemented Offering Materials that correct such statement or omission in such quantities as Continental Advisors may from time reasonably request upon being so advised. With respect to any financial or other projections included or to be included in the Offering Materials, the Company represents and warrants that they have been, or will be, prepared in good faith on the basis of what the Company believes were reasonable assumptions when made. The Company recognizes and confirms that Continental Advisors (i) will be using and relying primarily on the information in the Offering Materials and information available from generally recognized public sources in performing the services contemplated hereunder without having independently verified the same, (ii) does not assume responsibility for the accuracy or completeness of such information or of the Offering Materials and (iii) will not make any appraisal of any assets of the Company.

            f. (i) The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all consents, authorizations, approvals and order required in connection with the execution, delivery and performance hereof have been obtained, (ii) this Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and general principles or equity; and (iii) the execution, delivery and performance of this Agreement will not conflict with, result in a breach of any of the terms or provisions of, or constitute a violation or a default under, any materials agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound.

            g. For the period beginning upon the closing of a Private Placement and ending on the earlier of three years after the final closing date of the sale of Securities or (ii) the date the Company becomes a "reporting company" and is timely filing all reports required to be filed with the Securities and Exchange Commission, the Company shall furnish to Continental Advisors or shall cause to be furnished to Continental Advisors (A) copies of the Company's annual reports and other financial reports at the earliest time that such reports are made available to other third parties, (B) notice of any material development affecting the Company, (C) any filings made with the Securities and Exchange Commission or any exchange on which any class of the Company's securities may be or become listed or quoted and (D) such other information concerning the business and financial condition of the Company as Continental Advisors may from time to time reasonably request or which is sent to the holders of the Securities.

            h. The Company shall cause counsel to the Company to deliver, at each closing of the sale of Securities, if requested by Continental Advisors, an opinion addressed to Continental Advisors and to each of the purchasers, covering such matters as are typically covered in opinions delivered in connection with private placements (including, without limitation, an opinion to the effect that the placement of the Securities is exempt from registration under the Securities Act), in form and substance reasonably acceptable to both Continental Advisors and its counsel. The Company shall also cause to be furnished to Continental Advisors, at each closing of the sale of the securities, (i) copies of other legal opinions, "comfort" letters, certificates, agreements, and other documents, if any, furnished to the purchasers of the securities on such closing date and (ii) copies of all filings made by the Company with the Securities and Exchange Commission or state securities commissions, if any, in each case, in form and substance reasonably satisfactory to Continental Advisors.

      9. Representations and Covenants of Continental Advisors. Continental Advisors represents and warrants to, and covenants with, the Company as follows:

            a. None of Continental Advisors, its affiliates or any persons acting on behalf of Continental Advisors or any such affiliates, has engaged in or will engage in any general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) with respect to the Securities.

            b. Continental Advisors will use its best efforts to conduct the offering and sale of the Securities so that the Securities are sold in a transaction or series of transactions exempt from registration under the Securities Act and all applicable securities laws.

            c. The offering Materials will be sent only to persons that Continental Advisors reasonably believes are "accredited investors" (as defined under Rule 501 (a) of the Securities
                  Act) who are either Non-US Persons (as defined in Regulation
                  S), or who are residents of states identified by Continental Advisors to, and acceptable by, the Company and its counsel.

            d. Continental Advisors will not make any representation or warranty as to the Securities or the Company except those expressly stated in the Offering Materials.

            e. (i) Continental Advisors has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and all consents, authorizations, approvals and orders required in connection with the execution, delivery and performance hereof have been obtained;
                  (ii) this Agreement is a valid and binding obligation of Continental Advisors, enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and general principles of equity; and (iii) the execution, delivery and performance of this Agreement will not conflict with, result in a breach of any of the terms or provisions of, or constitute a violation or a default under, any material agreement or instrument to which Continental Advisors or any of its subsidiaries is a party or by which Continental Advisors or any its subsidiaries is bound.

      10. Indemnification. The Company agrees to the indemnification and other agreements set forth in the Indemnification Agreement attached hereto, the provisions of which are incorporated herein by reference.

      11. Survival of Certain Provisions. The expense, indemnification, reimbursement and contribution obligations of the Company provided herein, the Company's obligation to pay Continental Advisors any compensation earned pursuant hereto, and Continental Advisor's confidentiality obligations set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any transaction referred to in this Agreement, (ii) any investigation made by or on behalf of Continental Advisors and (iii) any termination or the completion or expiration of this Agreement or Continental Advisor's engagement hereunder. Such survival shall be for the period set forth in Section 14.b.

      12. Notices. Notice given pursuant to any of the provisions of this Agreement shall in writing ad shall be sent b certified mail, return receipt request or recognized overnight courier, or delivered (a) if to the Company, to William Nixon, CEO, Accupoll, Inc., 15101 Red Hill Ave, Suite 220, Tustin, California 92780 and (b) if to Continental Advisors, to Riccardo Moraldi, Director, Continental Advisors SA, 50 Val Fleuri, L-1526 Luxembourg.

      13. Future Advertisements. The Company agrees that Continental Advisors has the right to place reasonable advertisements describing its services to the Company under this Agreement in financial and other newspapers and journals at its own expense following the date upon which the Private Placement closes.

      14.   Confidentiality.

            a. Any financial advice rendered by Continental Advisors pursuant to this Agreement may not be disclosed publicity in any manner without Continental Advisor's prior written approval (not to be unreasonably withheld or delayed), except as may be required by law or regulation or court order but subject to the limitation below. If the Company is required or reasonably expects to be required by legal or regulatory process or requirement to disclose any of such advice, the Company shall provide, to the extent practicable, Continental Advisors with prompt notice thereof so that Continental Advisors may seek a protective order or other appropriate remedy or take other reasonable efforts to assure that all of such advice disclosed will be covered by such order remedy. Whether or not such a prospective other remedy is obtained, the Company shall disclose only that portion of such advice, which the Company reasonably determines it is required to disclose by such legal or regulatory process or requirement.

            b. Commencing from the execution of this Agreement and for a period of two years after the Termination Date, Continental Advisors agrees to maintain in strict confidence and not disclose to any third party, any confidential information of the Company, including, without limitation, any information relating to any marketing, business plan, financial or personnel matter relating to the Company, its present or future products, sales, suppliers, customers, employees, investors or business, whether in oral, written, graphic or electronic form (the "Confidential Information"), except as may be required by law or regulation or court order. Confidential Information shall not include any information which (i) becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by Continental Advisors or any of its officers, directors, shareholders, employees affiliates, agents or other representatives (collectively with respect to any person, "Agents"), (ii) is developed by Continental Advisors independent from the Company or the Confidential Information or (iii) becomes available to Continental Advisors on a non-confidential basis from a source other than the Company or its Agents which source is not bound by a confidentiality agreement or other obligation to the Company. Continental Advisors shall use the Confidential Information only to perform its obligations under this Agreement, and for no other purpose. Continental Advisors may disclose Confidential Information to its employees, officers, agents, attorneys and affiliates requiring access thereto for the purpose of assisting Continental Advisors in the performance of its obligations under this Agreement provided each such employee, officer, agent, attorney or affiliate is bound by agreement to maintain Confidential Information in confidence and to use such information solely to perform Continental Advisor's obligations hereunder. Continental Advisors will take all steps necessary to ensure that its employees, officers, agents, attorneys and affiliates comply with the terms and conditions of this Agreement. Continental Advisors will promptly notify the Company upon the discovery of any unauthorized use or disclosure of any confidential information. If Continental Advisors is required or reasonably expects to be required by legal or regulatory process or requirement to disclose any Confidential Information, Continental Advisors shall provide to the extent practicable, the Company with prompt notice thereof so that the Company may seek a protective order or other appropriate remedy or take other reasonable efforts to assure that all of such Confidential Information disclosed will be covered by such order or other remedy. Whether or not such a protective order or other remedy is obtained, Continental Advisors shall disclose only that portion of the Confidential Information which Continental Advisors reasonably determines it is required to disclose by such legal or regulatory process or requirement.

      15.   Miscellaneous

            a. This Agreement (including the attached Indemnification Agreement) sets forth the entire agreement between the Parties, supersedes and merges all prior written or oral agreements with respect to the subject matter hereof, may only be amended in writing and shall be governed by the laws of the Grand Duchy of Luxembourg applicable to agreements made and to be performed entirely within such state. The Parties shall make reasonable efforts to resolve any dispute concerning this Agreement, its construction or its alleged breach, by face-to-face negotiations. Should such negotiations fail to resolve the matter, the matter shall be finally decided by bench trial in Luxembourg. In the event of any dispute arising hereunder or in connection herewith, the prevailing party in such dispute shall be entitled to recover its reasonable attorney's fees, defence or prosecution costs, expert's fees and costs of travel.

            b. THE COMPANY (FOR ITSELF, ANYONE CLAIMING THROUGH IT OR IN ITS NAME, AND ON BEHALF OF ITS EQUITY HOLDERS) AND CONTINENTAL ADVISORS (FOR ITSELF, ANYONE CLAIMING THROUGH IT OR IN ITS NAME, AND ON BEHALF OF ITS EQUITY HOLDERS) EACH HEREBY IRREVOCABLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF UNDERSTANDING AMONG THE PARTIES IRREVOCABLY TO WAIVE A TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURIDICTION BY JUDGE SITTING WITHOUT A JURY.

            c. This Agreement may not be assigned by either party without the prior written consent of the other party.

            d. If any provision of this Agreement is determined to be invalid or unenforceable in any respect, such determination will not effect such provision in any other respect or any other provision of this Agreement, which will remaining full force and effect.

            e. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            f. All waivers of any provision of breach of this Agreement must be in writing, executed by the waiving party. No waiver of any provision or breach of this Agreement shall be a waiver of any other provision or breach of this Agreement or any subsequent breach. This Agreement may not be amended or otherwise modified except by an instrument signed by both the Company and Continental Advisors.

Please confirm that the foregoing correctly sets forth our agreement by signing and returning to Continental Advisors the enclosed duplicate copy of this Agreement.

                                        Very truly yours,

                                        CONTINENTAL ADVISORS SA

By:
    -----------------------------
Name:
      ---------------------------
Title:
       --------------------------

Accepted and Agreed to as of the date first written above.


ACCUPOLL HOLDING CORP.

By: /s/ William Nixon
    ---------------------------
Name: William Nixon
Title: Chief Executive Officer

                                    EXHIBIT A

                             Accupoll Holding Corp

                                Bridge Term Sheet

------------------------------------------------------------------------------------------------------------
Issuer......................................                     Accupoll Holding Corp
------------------------------------------------------------------------------------------------------------
Securities Offered..........................    Up to 30,000 units. Each unit is comprised of 1 series B
                                                convertible preferred stock together with 1000-3 year
                                                warrants to purchase an additional share at $.10 and 1000-3 year warrants to purchase an additional share @ $.125. Each
                                                Series B convertible preferred is convertible into 1000
                                                shares of common stock at any time.
------------------------------------------------------------------------------------------------------------
Purchase Price..............................    Purchase price per unit shall be $100.00
------------------------------------------------------------------------------------------------------------
Separation..................................    The convertible preferred and warrants will be immediately separable.
------------------------------------------------------------------------------------------------------------
Warrant Term................................    3 years from the date of issuance.
------------------------------------------------------------------------------------------------------------
Offering Terms..............................    The units and its components are being offered directly by the Company. The Purchase Price is payable upon delivery of the Subscription and Registration Rights Agreements. The
                                                units are being offered only to "accredited investors"
                                                within the meaning of Rule 501 that are qualified
                                                institutional buyers within the meaning of Rule 144-A of the
                                                ACT
------------------------------------------------------------------------------------------------------------
OTC Bulletin Board Common Stock Ticker          ACUP
------------------------------------------------------------------------------------------------------------
Restricted                                      Securities The common shares being offered as part of the
                                                unit and the shares underlying the warrants are not
                                                registered under the ACT or any state securities laws.
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Registration Rights                             We have agreed to use our best efforts to file with the
                                                Commission, a registration statement with respect to the
                                                resale of the common stock and the common stock underlying the warrants we sell in this offering within 30 days of
                                                closing. If the registration statement is not filed within
                                                30 days of closing or if it does not go "effective" within
                                                60 days of closing (90 days if there is an SEC review) then we will issue 5% more shares of common stock to each
                                                investor for each 30 day period that the company is
                                                delinquent in its efforts to provide registration and
                                                effectiveness.
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Rights to Purchase more units                   Each purchaser of the units will have the right to purchase additional units up to their original amount subscribed for a period of 180 days from the effective date of the
                                                Registration statement covering the shares offered, herein.
                                                The additional units will carry the same terms, # of
                                                warrants and registration rights as the original units
                                                offered herein.
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